                              ESCROW AGREEMENT dated as of the     day of
                                    , 1996 (the "Agreement") by and among UNITY
                              FIRST ACQUISITION CORP., a Delaware corporation (the "Company"), LAWRENCE BURSTEIN, NORMAN LEBEN, JOHN CATTIER, CRICKET SERVICES, LTD.,
                              BARRY RIDINGS and UNITY VENTURE CAPITAL ASSOCIATES LTD. (collectively, the "Company Principals") and AMERICAN STOCK TRANSFER & TRUST COMPANY, a
                              New York limited purpose trust company
                              (the "Escrow Agent").


                          -----------------------------


     The Company has entered into an Underwriting Agreement dated          ,
1996 (the "Underwriting Agreement") with GKN Securities Corp. (the "Underwriter"), pursuant to which, among other matters, the Underwriter has agreed to purchase from the Company up to an aggregate of 1,437,500 units, including 187,500 units subject to the Underwriters' over-allotment option (the "Units"), each Unit to consist of (i) one (1) share of the Company's Common Stock, par value $.0001 per share, (ii) one (1) Class A Redeemable Common Stock Purchase Warrant and (iii) one (1) Class B Redeemable Common Stock Purchase Warrant, all as more fully described in the Company's definitive Prospectus
dated          , 1996 comprising part of the Company's Registration Statement on
Form S-1 under the Securities Act of 1933, as amended (File No. 33-     ),
declared effective on          , 1996 (the "Prospectus").

     The Company Principals have agreed as a condition of the consummation of the sale of the Units to deposit their shares of Common Stock of the Company, as set forth opposite their respective names in Exhibit A attached hereto (collectively the "Escrow Shares"), in escrow as hereinafter provided.

     The Company and the Company Principals desire that the Escrow Agent accept the Escrow Shares, in escrow, to be held and disbursed as hereinafter provided.

     NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. APPOINTMENT OF ESCROW AGENT. The Company and the Company Principals hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement, and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

     2. DEPOSIT OF ESCROW SHARES. On or before the Closing Date of the sale of the Units (as defined in the Underwriting Agreement), each of the Company Principals shall deliver to the Escrow Agent certificates, either endorsed in blank or accompanied by stock powers endorsed in blank, in either instance with signatures guaranteed by a commercial bank or a member of the New York Stock Exchange, Inc. representing his respective Escrow Shares, to be held and disbursed subject to the terms and condi- tions of this Agreement.


     3. DISBURSEMENT OF THE ESCROW ACCOUNT. Upon the earlier of (i) written notification from the Company to the Escrow Agent of the occurrence of a Business Combination (as such term is defined in the Prospectus) or (ii) the liquidation of the Company, the Escrow Agent shall disburse the Escrow Shares to the Company Principals in accordance with their respective interests therein as set forth upon the aforementioned Exhibit A, whereupon the Escrow Agent shall be released form further liability hereunder.


     4. RIGHTS OF COMPANY PRINCIPALS IN ESCROW SHARES. The Company Principals shall retain all of their rights as stockholders of the Company during such period as the Escrow Shares shall be retained by the Escrow Agent pursuant to this Agreement including, without limitation, the right to vote such shares and to receive cash dividends payable thereon, if any. No sale, transfer or other disposition may be made of any or all of such shares, except by gift to a member of Company Principal's immediate family; by transfer to a trust, IRA or 401(k) plan, as defined under ERISA, whereby the beneficiary is the Company Principal or a member of Company Principal's immediate family; by virtue of the laws of descent and distribution upon death of any Company Principal; or pursuant to a qualified domestic relations order; PROVIDED, HOWEVER, that such permissive transfers may be implemented only upon the respective transferees' written agreement to be likewise bound by the terms and conditions of this Agreement.


     5.   CONCERNING THE ESCROW AGENT.

          5.1 The Escrow Agent shall not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

          5.2 The Escrow Agent shall not be responsible for the sufficiency or accuracy, the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property paid or delivered by the Escrow Agent pursuant to the provisions hereof. The Escrow Agent shall not be liable for any loss which may be incurred by reason of any investment of any monies or properties which it holds hereunder.

          5.3 The Escrow Agent shall have the right to assume in the absence of written notice to the contrary from the proper person or persons that a fact or an event by reason of which an action would or might be taken by the Escrow Agent does not exist or has not occurred, without incurring liability for any action taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

          5.4 The Escrow Agent shall be indemnified and held harmless by the Company and the Company Principals, jointly and severally, from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, the monies or other property held by it hereunder or any such expense or loss. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof shall be made against the other parties hereto, notify such parties thereof in writing; but the failure by the Escrow Agent to give such notice shall not relieve any party from any liability which such party may have to the Escrow Agent hereunder. In the event of the receipt of such notice, the Escrow Agent, in its sole discre- tion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Shares or it may deposit the Escrow Shares with the clerk of any appropriate court or it may retain the Escrow Shares pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Shares are to be disbursed and delivered.

          5.5 Notwithstanding any obligation to make payments and deliveries hereunder, the Escrow Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall from time to time in its sole discretion deem sufficient to indemnify itself for any loss or expense or for any amounts due it. For the purposes hereof, the term "expense or loss" shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including but not limited to, counsel fees and disbursements paid or incurred in investigating or defending any such claim, demand, action, suit or proceeding.

          5.6 The Escrow Agent shall be entitled to reasonable compensation from the Company for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimburse- ment from the Company for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors' and agents' fees and disburse- ments and all taxes or other governmental charges.

          5.7 From time to time on and after the date hereof, the Company and the Company Principals shall deliver or cause to be delivered to the Escrow Agent such further documents and instru- ments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

          5.8 The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto at least thirty (30) days prior written notice thereof. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the other parties hereto, jointly, all monies and property held hereunder (less such amount as the Escrow Agent is entitled to retain pursuant to Paragraph 5.5) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new agent is so appointed within the sixty (60) day period follow-ing the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Shares with any court it deems appropriate.

          5.9 The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at anytime by the other parties hereto, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in paragraph

5.8.

         5.10 Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.


     6.   MISCELLANEOUS.

          6.1 This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York.

          6.2 This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to the charged.

          6.3 The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

          6.4 This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

          6.5 Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if mailed, two (2) days after the date of mailing, as follows:

          If to the Company, to:

          Unity First Acquisition Corp.
          245 Fifth Avenue, Suite 1500
          New York, New York  10016
          Attn:  Lawrence Burstein, President


          with a copy to:

          Parker Duryee Rosoff & Haft
          A Professional Corporation
          529 Fifth Avenue
          New York, New York 10017
          Attn: Ira I. Roxland, Esq.

          If to the Company Principals, to each as follows:

          (i)       Lawrence Burstein
                    245 Fifth Avenue, Suite 1500
                    New York, New York  10016

          (ii)      Norman Leben
                    245 Fifth Avenue, Suite 1500
                    New York, New York  10016

          (iii)     John Cattier
                    Achlain Invermoriston
                    Invernesshire
                    IV3 6YN, United Kingdom

          (iv)      Barry Ridings
                    16 Erwin Park
                    Montclair, New Jersey 07402

          (v)       Unity Venture Capital Associates Ltd.
                    245 Fifth Avenue, Suite 1500
                    New York, New York  10016


          and if to the Escrow Agent, to:

          American Stock Transfer & Trust Company
          40 Wall Street
          New York, New York 10005
          Attention: President


The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

          WITNESS the execution of this Agreement as of the date first above written.

                              UNITY FIRST ACQUISITION CORP.


                              By:
                                 -------------------------------------
                                 Lawrence Burstein, President



                               ---------------------------------------
                                   Lawrence Burstein

                              ----------------------------------------
                                   Norman Leben



                              ----------------------------------------
                                   John Cattier


                              CRICKET SERVICES, LTD.


                              By:
                                 --------------------------------------
                                   John Cattier, President



                                ----------------------------------------
                                    Barry Ridings


                              UNITY VENTURE CAPITAL ASSOCIATES LTD.



                              By:
                                 -------------------------------------
                                   Lawrence Burstein, President



                              AMERICAN STOCK TRANSFER & TRUST
                              COMPANY, as Escrow Agent



                              By:
                                 -------------------------------------

                                    EXHIBIT A


                                                  NUMBER OF SHARES
    NAME                                          OF COMMON STOCK

Lawrence Burstein                                      150,000

Norman Leben                                            15,000

John Cattier                                            39,000(1)

Cricket Services, Ltd.                                  39,000

Barry Ridings                                            6,000

Unity Venture Capital Associates Ltd.                   25,000

- --------------
(1) Represents shares owned of record by Cricket Services, Ltd.

                                                    Name:  _____________________




                              _______________, 1996


Unity First Acquisition Corp.
245 Fifth Avenue, Suite 1500
New York, New York 10016

GKN Securities Corp.
61 Broadway, 12th Floor
New York, New York 10006


          Re:  Initial Public Offering
               -----------------------

Gentlemen:

          The undersigned stockholder, officer and/or director of Unity First Acquisition corp. ("Unity"), in consideration of GKN Securities Corp. ("GKN") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of Unity, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

          1. If Unity solicits approval of its stockholders of a Business Combination, the undersigned will vote all of the shares of Common Stock of Unity owned by him in accordance with the majority of the votes cast by the Public Stockholders.

          2. In the event that Unity fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will use its best efforts to cause Unity to liquidate. The undersigned waives any and all rights he may have to receive any distribution of cash, property or other assets as a result of such liquidation.

          3. The undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund ("Claim") and hereby waives any Claim it may have in the future as a result of, or arising out of, any contracts or agreements with Unity and will not seek recourse against the Trust Fund for any reason whatsoever.

          4. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to Unity for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire an operating business in the Target Industry.

          5. The undersigned will not submit to Unity for consideration, or vote for the approval of, any Business Combination which involves a company which is affiliated with the undersigned.

Entertainment/Media Acquisition
  Corporation
GKN Securities Corp.
_____________, 1996
Page 2


          6. The undersigned will not be entitled to receive and will not accept a finder's fee or any other compensation in the event the undersigned originates a Business Combination.

          7. The undersigned will escrow his shares of Common Stock of Unity for the three-year period commencing on the Effective Date. The escrow agent shall be American Stock Transfer & Trust Co.

          8. The undersigned will not be entitled to receive and will not accept any compensation for services rendered to Unity prior to the consummation of the Business Combination; provided that, commencing on the Effective Date, Unity Venture Capital Associated Ltd. ("UVCA") shall be allowed to charge Unity $7,500 per month, to compensate it for Unity's use of UVCA's offices, utilities and personnel. The undersigned shall also be entitled to reimbursement from Unity for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

          9. I have full right and power, without violating any agreement by which I am bound, to enter into this letter agreement and to serve as a Director of Unity.

          10. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, exchange of capital stock, asset or stock acquisition, reorganization or otherwise, of an operating business in the Target Industry;
(ii) "Insiders" shall mean all officers, directors and stockholders of Unity immediately prior to the IPO; (iii) "Public Stockholders" shall mean all common stockholders of Unity other than the Insiders; and (iv) "Target Industry" shall mean the entertainment and/or media industry.



                              ------------------------------------
                              Print Name of Insider



                              ------------------------------------
                              Signature